UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

ATHENS BANCSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	1-34534	27-0920126
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

106 Washington Avenue, Athens, Tennessee	37303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (423) 745-1111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 29, 2010, Athens Bancshares Corporation (the “Company”) announced that that the Company has authorized the funding of a trust that will purchase up to 111,090 shares of the Company’s outstanding common stock. The shares acquired by the trust will be used to fund restricted stock awards under the Company’s 2010 Equity Incentive Plan, which was approved by shareholders at the Company’s annual meeting held on July 14, 2010. For more information, reference is made to the Company’s press release dated October 29, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated October 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENS BANCSHARES CORPORATION

Date: October 29, 2010

By: /s/ Michael R. Hutsell
Michael R. Hutsell
Treasurer and Chief Financial Officer